UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2021

CHP MERGER CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-39140	84-2590924
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

25 Deforest Avenue, Suite 198 Summit, New Jersey	07901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 508-7090

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one half of one warrant	CHPMU	The Nasdaq Stock Market LLC
Class A common stock included as part of the units	CHPM	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	CHPMW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On November 22, 2021, CHP Merger Corp. (the “Company”) reaffirmed its intention to support the proposal (the “Extension Amendment Proposal”) to amend the Company’s amended and restated certificate of incorporation to extend the date by which the Company must complete its initial business combination from November 26, 2021 to May 26, 2022 (the “Extension”). The Company proposed today at a special meeting that the only item of business to take place was a proposal to adjourn the meeting until November 24, 2021 in order to give the Redeeming Stockholders time to reverse their redemptions. The Extension Amendment Proposal will be voted on by stockholders at the upcoming special meeting of stockholders on November 24, 2021 (the “Special Meeting”) and is described in further detail in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”), filed with the U.S. Securities and Exchange Commission (“SEC”) on October 29, 2021. If the Extension is approved at the Special Meeting, those holders of shares of the Company’s Class A common stock originally sold as part of the units issued in its initial public offering that elected by 5:00 p.m. Eastern Time on November 18, 2021 to redeem their Class A common stock (“Redeeming Shareholders”) will receive a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares.

In order to support this proposal, the Company will allow each Redeeming Shareholder to reverse its redemption requests by sending a DTC DWAC (Deposit/Withdrawal At Custodian) request to the Company’s transfer agent by 5:00 p.m Eastern Time, November 23, 2021.

In addition, the Company and Accelus (as defined below) have agreed that, if the Extension is approved, they will deposit into the trust account an aggregate of $0.0333 per share for each month (the “Monthly Contribution”) of the Extension period, pro-rated for partial months during the Extension period, resulting in a maximum contribution of $0.20 per share of Class A common stock that is not redeemed in connection with the Special Meeting (the “Maximum Contribution”), subject to the Company’s and Accelus’s right to stop making said Monthly Contributions as described below. This contribution will be funded as follows: on (or prior to) November 26, 2021, and the 26th of each month thereafter through April 26, 2022, the Company will deposit into the trust account an amount equal to $0.0333 per share of Class A common stock not redeemed in connection with the Special Meeting; provided that, no such deposits will be made following the completion of the Company’s previously announced business combination with Integrity Implants Inc. d/b/a Accelus (“Accelus”), a U.S.-based medical technology company focused on the spinal surgery market (the “Accelus Business Combination”).

Concord Health Partners (“Concord”), an affiliate of CHP Acquisition Holdings, LLC, affiliates of Concord and other investors have agreed with Accelus that such parties will invest in certain equity securities of Accelus in multiple private placements, each such private placement occurring on a monthly basis over the next three months, and Accelus has agreed that it will then use the proceeds received from each such investment to fund the Monthly Contributions as well as other growth initiatives of Accelus.

The per-share pro rata portion of the trust account on September 30, 2021 was approximately $10.06. If the Extension is approved and the Company needs the full length of the Extension to complete the Accelus Business Combination and the Maximum Contribution is made, an additional $0.20 will be added to the per-share redemption amount. No contribution will occur if the Extension Amendment Proposal is not approved, and the Company and Accelus will not make the monthly contributions into the trust account if the Extension is not completed for any reason. In the event the Extension is approved and the Company or Accelus elects to stop funding the Monthly Contribution, which either may do in its sole discretion, all then outstanding holders of the Class A common stock not redeemed in connection with the Special Meeting will be given an opportunity to redeem their shares at that time, and any stockholder that redeems their shares in such an event will receive a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares.

The Company and Accelus are continuing to work together submit the proxy statement/prospectus to the SEC in connection with the Accelus Business Combination and to satisfy the various closing conditions to the consummation of the Accelus Business Combination.

On November 22, 2021, the Company issued a press release announcing the Maximum Contribution. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 8.01 by reference.

Important Information about the Business Combination and Where to Find It

In connection with the Accelus Business Combination, the Company intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”), which will include a preliminary proxy statement/prospectus and a definitive proxy statement/prospectus, and certain other related documents, which will be both the proxy statement to be distributed to holders of shares of the Company’s common stock in connection with the Company’s solicitation of proxies for the vote by the Company’s stockholders with respect to the Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities of the Company to be issued in the Business Combination. The Company’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the Registration Statement and the amendments thereto and the definitive proxy statement/prospectus, as well as other documents filed with the SEC in connection with the proposed Business Combination, as these materials will contain important information about the parties to the Business Combination Agreement, the Company and the proposed Business Combination. After the Registration Statement is declared effective, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to stockholders of the Company as of a record date to be established for voting on the proposed Business Combination and other matters as may be described in the Registration Statement. Stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: CHP Merger Corp., 25 Deforest Avenue, Suite 108, Summit, NJ 07901.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to Extension Amendment Proposal and the Business Combination. A list of the names of those directors and executive officers and a description of their interests in the Company is available in the Proxy Statement and will be contained in the Registration Statement for the Business Combination, when available, each of which will be available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to CHP Merger Corp., 25 Deforest Avenue, Suite 108, Summit, NJ 07901. Additional information regarding the interests of such participants will be contained in the Registration Statement when available.

          Accelus and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be contained in the Registration Statement when available.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s and Accelus’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Company’s commitment to funding the Monthly Contributions, the Company’s and Accelus’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s and Accelus’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the ability of CHP and Accelus prior to the Business Combination, and New Accelus following the Business Combination, to meet the closing conditions in the Business Combination Agreement, including due to failure to obtain approval of the stockholders of CHP and Accelus or certain regulatory approvals, or failure to satisfy other conditions to closing in the Business Combination Agreement; (2) the occurrence of any event, change or other circumstances, including the outcome of any legal proceedings that may be instituted against CHP and Accelus following the announcement of the Business Combination Agreement and the transactions contemplated therein, that could give rise to the termination of the Business Combination Agreement or could otherwise cause the transactions contemplated therein to fail to close; (3) the inability to obtain or maintain the listing of the combined company’s common stock on the Nasdaq, as applicable, following the Business Combination; (4) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (5) the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably and retain its key employees; (6) costs related to the Business Combination; (7) changes in applicable laws or regulations; (8) the inability of the combined company to raise financing in the future; (9) the success, cost and timing of Accelus’s and the combined company’s product development activities; (10) the inability of Accelus or the combined company to obtain and maintain regulatory approval for their products, and any related restrictions and limitations of any approved product; (11) the inability of Accelus or the combined company to identify, in-license or acquire additional technology; (12) the inability of Accelus or the combined company to maintain Accelus’s existing license, manufacturing, supply and distribution agreements; (13) the inability of Accelus or the combined company to compete with other companies currently marketing or engaged in the development of treatments for the indications that Accelus is currently pursuing for its product candidates; (14) the size and growth potential of the markets for Accelus’s and the combined company’s products and services, and each of their ability to serve those markets, either alone or in partnership with others; (15) the pricing of Accelus’s and the combined company’s products and services and reimbursement for medical procedures conducted using Accelus’s and the combined company’s products and services; (16) Accelus’s and the combined company’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing; (17) Accelus’s and the combined company’s financial performance; (18) the impact of COVID-19 on Accelus’s business and/or the ability of the parties to complete the Business Combination; and (19) other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the Business Combination, including those under “Risk Factors” in the Registration Statement, and in the Company’s other filings with the SEC.

The Company cautions that the foregoing list of factors is not exclusive. The Company cautions investors not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

 No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release issued November 22, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 22, 2021
CHP MERGER CORP.

	By:	/s/ James T. Olsen
	Name:	James T. Olsen
	Title:	Chief Executive Officer